Revenues	12 Months Ended
Dec. 31, 2021
Revenues [Abstract]
Revenues	RevenuesRevenues are comprised of the following:

	Year Ended December 31
	2019	2020	2021
Time charter revenue	$202,400	$198,382	$328,905
Voyage charter revenue	—	2,603	5,578
Other income	4,282	5,050	8,992
Total	206,682	206,035	343,475

The Company generates its revenues from time charters or infrequently under voyage contracts.

Time charter agreements may have renewal options for one to 12 months. The time charter party generally provides typical warranties regarding the speed and the performance of the vessel as well as some owner protective restrictions such that the vessel is sent only to safe ports by the charterer, subject always to compliance with applicable sanction laws, and carry only lawful and non-hazardous cargo. The Company typically enters into time charters ranging from one month to five years and in isolated cases on longer terms depending on market conditions. The charterer has the full discretion over the ports visited, shipping routes and vessel speed, subject only to the owner protective restrictions discussed above.

Vessels may also be chartered under voyage charters, where a contract is made for the use of a vessel under which the Company is paid freight on the basis of moving cargo from a loading port to a discharge port. A significant portion of the voyage hire is typically paid upon initiation of the voyage and the remainder upon completion of the performance obligation.

During the years ended December 31, 2019, 2020 and 2021, the Company generated revenue from its time charters of $202,400, $198,382 and $328,905, respectively. Scrubber fitted vessels are able to earn a premium attributable to the use of the scrubbers installed on board the vessels, to reduce the sulfur content of fuels due to new legislation effective January 1, 2020. This premium can be fixed as part of the daily charter rate or can vary based on actual consumption, such variable consideration amounted to $16,331 and $13,710 and is included in time charter revenue for the year ended December 31, 2020 and December 31, 2021, respectively.

As of December 31, 2021, the time charters under which the Company vessels were employed had remaining term ranging from less than one month to fifteen months based on the minimum duration of the contracts, excluding nine vessels, two of which were employed under time charters for an original duration of three years, six of which were employed under time charters for an original duration of five years and one vessel which was on long term time charter for a period of twenty years, with a remaining tenor ranging between 2 to 10 years.

As of December 31, 2021, no vessel was employed under a voyage charter. As of December 31, 2020, one of the voyage charters that began during the year was in progress and ended after December 31, 2020, and one voyage charter entered in December 2020, had not initiated the performance obligation, i.e., the relevant vessel had not arrived at the loading port. As of December 31, 2020, contract assets representing voyage costs of $38, incurred between the contract date and the date of the vessel’s arrival at the loading port were included in prepaid expenses and other current assets which were expensed in 2021. As of December 31, 2020, the aggregate amount of the transaction price allocated to the remaining performance obligation was $222, all of which had been collected as of December 31, 2020, and the entity recognized this revenue over the time of the voyage until its completion in the first quarter of 2021.